UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2021

Montauk Renewables, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-39919	85-3189583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 Andersen Drive, 5th Floor Pittsburgh, PA 15220
(Address of principal executive offices) (Zip Code)

(412) 747-8700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MNTK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2021, the Board of Directors (the “Board”) of Montauk Renewables, Inc., a Delaware corporation (the “Company”), elected Mr. Yunis Shaik to the Board and appointed him to the Audit and Nominating and Corporate Governance Committees of the Board, effective as of June 7, 2021. Mr. Shaik is a Class II director and, as such, his term will expire at the Company’s annual meeting of stockholders to be held in 2022 and until his successor has been duly elected and qualified.

Mr. Yunis Shaik, age 64, has served as the Executive Director of Hosken Consolidated Investments Limited (“HCI”) since April 2014 and served as a non-executive director of HCI from August 2005 until that time. Mr. Shaik also currently serves as Non-Executive Chairman of Hosken Passenger Logistics & Rail Ltd. and Chairman of Golden Arrow Bus Services (Pty) Ltd. Prior to joining HCI in 2014, Mr. Shaik was an attorney of the High Court of South Africa and in private practice. He is a former Deputy General Secretary of the Southern African Clothing and Textile Workers Union and a director of Workers’ College. He served as Senior Commissioner of the Commission for Conciliation, Mediation and Arbitration in KwaZulu Natal.

There is no arrangement or understanding between Mr. Shaik and any other person pursuant to which Mr. Shaik was appointed. Mr. Shaik does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

As a non-employee director, Mr. Shaik will receive compensation under the same program that currently applies to the Company’s other non-employee directors, as set forth in the Company’s proxy statement for the 2021 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 7, 2021. The Company also entered into its standard form indemnification agreement for directors and officers with Mr. Shaik in connection with his election to the Board. The foregoing description of the indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the indemnification agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Indemnification Agreement between Montauk Renewables, Inc. and each of its directors and executive officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAUK RENEWABLES, INC.

Date: June 8, 2021	By:	/s/ Kevin A. Van Asdalan
	Name:	Kevin A. Van Asdalan
	Title:	Chief Financial Officer